EXHIBIT 10.3


                                 PROMISSORY NOTE



     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.


     THIS NOTE WILL BE ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") WITHIN THE MEANING OF SECTION 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS NOTE IS OCTOBER 5, 2001. THE HOLDER MAY CONTACT THE
CHIEF FINANCIAL OFFICER OF VALENCE TECHNOLOGY, INC. AT 301 CONESTOGA WAY, HENDERSON, NEVADA 89015 TO RECEIVE A CALCULATION OF THE ISSUE PRICE OF THIS NOTE, THE YIELD TO MATURITY AND THE AMOUNT OF OID ON THIS NOTE.




                                                       6504 Bridgepoint Parkway
$20,000,000.00                                                    Austin, Texas


Dated:  October 5, 2001

     Valence Technology, Inc., a Delaware corporation ("BORROWER"), for value received, hereby promises to pay to the order of Berg & Berg Enterprises, LLC ("LENDER"), in lawful money of the United States of America, the aggregate principal amount of Twenty Million Dollars ($20,000,000.00) or, if less, the aggregate amount of all Loans (as defined in the Loan Agreement defined in paragraph 4, below) as set forth on the attached Schedule A, payable in the manner set forth below.


     1. PRINCIPAL AND INTEREST PAYMENTS; PREPAYMENTS. The outstanding principal balance and accrued interest owing under this Note shall be due and payable in full on September 30, 2005 or such earlier date as may be provided in the Loan Agreement. Interest shall be due on the unpaid principal balance of this Note from time to time at the rates set forth in the Loan Agreement. This Note may, without premium or penalty, be prepaid in whole or in part, prior to the stated maturity date as provided in the Loan Agreement. Any partial prepayment shall be applied first to unpaid accrued interest and the balance, if any, shall be applied to principal. No amounts prepaid hereunder may be reborrowed.


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     2. RECORD OF PAYMENTS. All Loans and all prepayments and repayments of principal and interest with respect to this Note shall be evidenced by notations made by Lender on Schedule A attached hereto and incorporated herein, PROVIDED, HOWEVER, that the failure to make such notations shall not limit or otherwise affect the obligations of Borrower hereunder with respect to the repayment of principal or the payment of interest on the Loans.


     3. PLACE AND MANNER OF PAYMENT. All amounts payable hereunder shall be payable in immediately available funds to Lender at 10050 Bandley Drive, Cupertino, CA 95014, unless another place of payment is specified in writing by Lender. All payments shall be made in immediately available funds.


     4. OTHER AGREEMENTS. This Note evidences indebtedness incurred under that certain Loan Agreement between Borrower and Lender (as amended from time to time, the "LOAN AGREEMENT"), and is secured by a security interest granted pursuant to that certain Security Agreement between Borrower and Lender (as amended from time to time, the "SECURITY Agreement".) Reference is made to the Loan Agreement and the Security Agreement for a description of the terms and conditions upon which the Note was issued, the rights, limitations of rights, obligations and duties of Borrower and the holder of the Note, and certain definitions of terms, all of which are incorporated herein by reference (and all capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.)

     5. DEFAULT. In the case an Event of Default shall occur, the aggregate unpaid principal balance plus accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     6. WAIVER; EXPENSES. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and all other demands or notices, and shall pay all Lender Expenses relating to this Note or the enforcement by Lender of its rights hereunder.

     7. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     8. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.


                                      * * *


     IN WITNESS WHEREOF, the undersigned has duly executed this Promissory Note as of the first date above written.


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                                            VALENCE TECHNOLOGY, INC.,
                                            a Delaware Corporation


                                            By:  /S/ STEPHAN B. GODEVAIS
                                                -------------------------------

                                            Its: CEO AND PRESIDENT
                                                -------------------------------


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